EXHIBIT 23.2


                       Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Prospectus constituting part of this Registration Statement on Form S-3 of our reports as of the dates and relating to the financial statements of the companies listed below, which appear on the following pages of the respective documents previously filed with the Securities and Exchange Commission.

                                                       Page
       Company                  Date of Report         Ref.                         Document
       -------                  --------------         ----                         --------
The Fortress Group, Inc.       February 18, 1997       F-7      Annual   Report   on  Form  10-K  for  the  year
                                                                ended December 31, 1996

Combined Predecessor           February 20, 1997       F-26     Annual   Report   on  Form  10-K  for  the  year
Companies                                                       ended December 31, 1996

Buffington Homes, Inc.         November 25, 1996       F-41     Annual   Report   on  Form  10-K  for  the  year
                                                                ended December 31, 1996

Christopher Homes, Inc.        February 11, 1997       F-52     Annual   Report   on  Form  10-K  for  the  year
and Affiliates                                                  ended December 31, 1996

The Genesee Company and        February 20, 1997       F-64     Annual   Report   on  Form  10-K  for  the  year
Related Entities                                                ended December 31, 1996

Solaris Development            December 11, 1996       F-78     Annual   Report   on  Form  10-K  for  the  year
Corporation                                                     ended December 31, 1996

D.W. Hutson Construction,      April 24, 1997          5        Current  Report  on Form  8-K  dated  March  17,
Inc                                                             1997  as  amended  by  Amendment   No.  1  dated
                                                                May 15, 1997

Don Galloway Homes Inc.        October 10, 1997        4        Current  Report  on  Form  8-K  dated  September
and Affiliates                                                  10,   1997  as  amended  by   Amendment   No.  1
                                                                dated November 10, 1997

The Fortress Group, Inc.       February 18, 1997       F-11     Proxy Statement dated  February 19, 1998.






Whittaker Construction Inc.    January 14, 1998        F-38     Proxy Statement dated  February 19, 1998.
and Affiliates

Don Galloway Homes Inc.        October 10, 1997        F-51     Proxy Statement dated  February 19, 1998.
and Affiliates

D.W. Hutson Construction,      April 24, 1997          F-61     Proxy Statement dated  February 19, 1998.
Inc.

Landmark Homes, Inc.           October 11, 1996        F-72     Proxy Statement dated  February 19, 1998.

Combined Predecessor           February 20, 1997       F-82     Proxy Statement dated  February 19, 1998.
Companies

Buffington Homes, Inc.         November 25, 1996       F-96     Proxy Statement dated  February 19, 1998.

Christopher Homes, Inc.        February 11, 1997       F-106    Proxy Statement dated  February 19, 1998.
and Affiliates

The Genesee Company and        February 20, 1997       F-117    Proxy Statement dated  February 19, 1998.
Related Entities

Solaris Development            December 11, 1996       F-130    Proxy Statement dated  February 19, 1998.
Corporation



We also consent to the references to us under the heading "Experts" in such Prospectus.



Price Waterhouse LLP

Washington, DC
March 16, 1998